JOHNSON MUTUAL FUNDS TRUST

Johnson Growth Fund

JGRWX

March 21, 2018

The information in this Supplement amends certain information contained in the Prospectus for the Johnson Growth Fund (the “Fund”), dated May 1, 2017.

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The Board of Trustees (the “Board”) of the Johnson Mutual Funds Trust (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Fund into the Johnson Equity Income Fund (the “Survivor Fund”), which is also a series of the Trust managed by Johnson Investment Council, Inc., the investment adviser of the Fund. The closing of the Reorganization is expected to occur on or about April 20, 2018. An Information Statement was sent to each shareholder of record of the Fund as of the close of business on March 9, 2018. The Information Statement describes in greater detail the Reorganization and the reasons that the Reorganization was approved unanimously by the Board of Trustees, including the independent Trustees.

The Fund and Survivor Fund have similar, though not identical, investment objectives and principal investment strategies. While the Funds use slightly different investment techniques and allocations at times, both Funds primarily invest in equity securities of larger-sized U.S. companies (those with a market capitalization above $15 billion). It is anticipated that the Reorganization will result in benefits to the shareholders of the Fund as discussed more fully in the Information Statement. As a general matter, the Board determined that after the Reorganization, the Survivor Fund will provide shareholders with a similar investment objective, with no change to the management fee or anticipated expense ratio. Additionally, the Board determined that it was likely that shareholders will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Fund with the assets of the Survivor Fund.

No shareholder approval or action on your part is necessary to effect the Reorganization. On the date of the Reorganization, shareholders who own shares of the Fund will receive shares of the Survivor Fund. Prior to the Reorganization, the Fund will continue to operate as described in its Prospectus and Statement of Additional Information, each dated May 1, 2017, and will continue to accept investments from new and existing shareholders. If you have any questions about the Reorganization, please call (800) 541-0170.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated May 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Please retain this Supplement for future reference.